Exhibit 10.1

SECOND AMENDMENT TO THE PEAKSTONE REALTY TRUST
SECOND AMENDED AND RESTATED EMPLOYEE AND TRUSTEE LONG-TERM INCENTIVE PLAN

THIS SECOND AMENDMENT TO PEAKSTONE REALTY TRUST SECOND AMENDED AND RESTATED EMPLOYEE AND TRUSTEE LONG-TERM INCENTIVE PLAN  (this “Amendment”), is made and adopted by the Board of Trustees (the “Board”) of Peakstone Realty Trust (the “Company”), on April 1, 2025, effective as of the date of the Company’s 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”), provided that the Amendment is approved by the Company’s shareholders on that date (the “Amendment Date”).  Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains the Peakstone Realty Trust Second Amended and Restated Employee and Trustee Long-Term Incentive Plan, as amended (the “Plan”);

WHEREAS, pursuant to Section 16 of the Plan, the Board may, at any time, suspend, amend, modify, or terminate the Plan; and

WHEREAS, the Company desires to amend the Plan as set forth herein.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as set forth herein, effective as of the Amendment Date, provided that the Amendment is approved by the Company’s shareholders on that date.

AMENDMENT

1.	Section 3.1. The first sentence of Section 3.1 of the Plan is hereby deleted and replaced in its entirety with the following:

“The total number of Shares that may be issued under Awards is 4,063,478 shares.”

2.	Section 3.1. The third sentence of Section 3.1 of the Plan is hereby deleted and replaced in its entirety with the following:

“Subject to the first sentence of this Section 3.1, the maximum number of Shares with respect to which ISOs may be granted under the Plan is 4,063,478 shares.”

3.	This Amendment shall be and is hereby incorporated in and forms a part of the Plan.

4.	Except as expressly provided herein, all terms and provisions of the Plan shall remain in full force and effect.

[Signature Page Follows]

I hereby certify that the foregoing Amendment was duly adopted by the Board of Trustees of Peakstone Realty Trust on April 1, 2025.

Executed on this 1st day of April, 2025.

/s/ Javier F. Bitar
By: Javier F. Bitar
Its: Chief Financial Officer and Treasurer